Exhibit 10.2


                                    AGREEMENT

     THIS AGREEMENT ("Agreement") is made this ________ day of May, 2003, by, among and between Ginseng Forest, Inc., a Nevada corporation ("Ginseng"), John cathcart ("Cathcart"), CARROLL SHELBY, Trustee of the Carroll Hall Shelby Trust, as the sole owner and security holder (collectively "Shelby Security Holder") of all the issued and outstanding shares of stock in CARROLL SHELBY LICENSING, INC., a Texas corporation, and SHELBY AUTOMOBILES, INC., a Nevada corporation (collectively "Shelby Companies"), hereinafter collectively the "Parties".

     WHEREAS, Ginseng desires to acquire all of the issued and outstanding common stock of the Shelby Companies from the Shelby Security Holder in exchange for newly issued unregistered shares of common stock of Ginseng and other valuable consideration, as set forth herein below;

     WHEREAS, Shelby desires to assist Ginseng in acquiring all of the issued and outstanding common stock of the Shelby Companies pursuant to the terms of this Agreement; and

     WHEREAS, the Shelby Security Holder has executed a Subscription Agreement in the form attached as Exhibit 1.2 hereto, and the Parties have agreed that all issued and outstanding common shares of the Shelby Companies shall be exchanged for (i) seventy percent (70%) or 9,087,866 of the issued and outstanding common shares of Ginseng, plus (ii) cash paid to the Shelby Security Holder of U.S. Two Million Dollars ($2,000,000)(payable in accordance with the terms and conditions of a secured promissory note all due and payable in no more than six (6) months from the date of this Agreement, plus (iii) a promise by Cathcart to use best efforts to invest or cause to be invested into the Shelby Companies sufficient paid in capital to meet the working capital and other reasonable financial needs and requirements of said companies so as to meet the business goals and objectives of the Shelby Companies.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

                                    ARTICLE I

                             Exchange of Securities

     1.1 Whereas Paragraphs. The "Whereas" paragraphs, above, are incorporated herein by this reference and made a part of this Agreement as though set forth in full at this point.

     1.2. Issuance of Securities. Subject to the terms and conditions of this Agreement, Ginseng agrees to issue and exchange 9,087,866 fully paid and nonassessable unregistered shares of Ginseng's $.001 par value common stock, which equals seventy percent (70%) of the issued and outstanding shares of all classes of Ginseng stock (the "Ginseng Shares") for all of the issued and outstanding shares of the common stock of the Shelby Companies (the "Shelby Shares") held by the Shelby Security Holder. All Ginseng common stock will be issued directly to the Shelby Security Holder on the Closing Date, pursuant to the schedule set forth in Exhibit 1.1.

     1.3 Corporate Action by Ginseng. Subsequent to the closing of the transaction contemplated in this Agreement (the "Closing"), Ginseng will change its name to "Carroll Shelby International, Inc." ("CSI") or a derivative thereof.

     1.4 Exemption from Registration. The parties hereto intend that all Ginseng common stock to be issued to the Shelby Security Holder shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder. In furtherance thereof, the Shelby Security Holder will execute and deliver to Ginseng on the Closing Date a copy of the Subscription Agreement set forth in Exhibit 1.2 hereto.

                                   ARTICLE II

                    Representations and Warranties of Shelby

             Shelby hereby represents and warrants to Ginseng that:

     2.1 Organization. The Shelby Companies are corporations duly organized, validly existing and in good standing under the laws of the States of Texas (Carroll Shelby Licensing, Inc.) and Nevada (Shelby Automobiles, Inc.), have all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and are in good standing in each of the states where its business requires qualification.

     2.2 Capital. The authorized capital stock of Carroll Shelby Licensing, Inc. and Shelby Automobiles, Inc. consist of 100,000, and 2500 authorized shares of $1.00, and no par value common stock, respectively, of which 1000 and 1000 shares, respectively, are issued and outstanding. All of the outstanding common stock of Shelby is duly and validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating Shelby to issue or to transfer from treasury any additional shares of its capital stock of any class.

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     2.3 Subsidiaries. The Shelby Companies do not have any subsidiaries or own any interest in any other enterprise.

     2.4 Directors and Officers. The names and titles of the directors and officers of The Shelby Companies as of the date of this Agreement are as follows: (i) as to Carroll Shelby Licensing, Inc.: Carroll Shelby, Chief Executive Officer and Director; John Luft, President, Treasurer and Director; and M. Neil Cummings, Esq., Secretary and Director; and (ii) as to Shelby Automobiles, Inc: Carroll Shelby, President and Director; R. Brent Fenimore, Vice President and Director; M. Neil Cummings, Esq., Secretary and Director.

     2.5 Financial Statements. Exhibit 2.5 hereto consists of the unaudited financial statements of Carroll Shelby Licensing, Inc. for the year ended December 31, 2002 and for the three months ended March 31, 2003, and the un-audited financial statement of Shelby Automobiles, Inc. from inception to date (the "Shelby Financial Statements"). The Shelby Financial Statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by Shelby throughout the periods indicated, and fairly present the financial position of Shelby as of the dates of the balance sheets included in the Shelby Financial Statements and the results of operations for the periods indicated.

     2.6 Absence of Changes. Since March 31, 2003 there has not been any material change in the financial condition or operations of The Shelby Companies, except as contemplated by this Agreement.

     2.7 Absence of Undisclosed Liabilities. As of March 31, 2003 The Shelby Companies did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the Shelby Financial Statements.

     2.8 Tax Returns. The Shelby Companies have filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in
Exhibit 2.5 are adequate for the periods indicated. There are no present disputes as to taxes of any nature payable by The Shelby Companies.

     2.9 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, Ginseng, its legal counsel and accountants shall have the opportunity to meet with The Shelby Companies' accountants and attorneys to discuss the financial condition of the Shelby Companies. The Shelby Companies shall make available to Ginseng all books and records of Shelby.

     2.10 Intellectual Property Rights. Carroll Shelby Licensing, Inc. owns or has the exclusive right (granted to it under a license from the Shelby Security Holder) to all intellectual property rights necessary to conduct its business including the trademarks, service marks, trade names, copyrights and patents set forth in Exhibit 2.10.

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     2.11 Compliance with Laws. The Shelby Companies has complied with, and are not in violation of, applicable federal, state or local statutes, laws and regulations, including federal and state securities laws.

     2.12 Litigation. The Shelby Companies are not a defendant in any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of The Shelby Companies, threatened against or affecting The Shelby Companies or its business, assets or financial condition. The Shelby Companies are not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. The Shelby Companies are not engaged in any material litigation to recover monies due to it.

     2.13 Authority. The Board of Directors of The Shelby Companies have authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and Shelby has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of The Shelby Companies and is enforceable in accordance with its terms and conditions. By execution of Exhibit 1.2, the Shelby Security Holder has agreed to and have approved the terms of this Agreement.

     2.14 Ability to Carry Out Obligations. The execution and delivery of this Agreement by The Shelby Companies and the performance by The Shelby Companies of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which The Shelby Companies is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of The Shelby Companies, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of The Shelby Companies.

     2.15 Full Disclosure. None of the representations and warranties made by The Shelby Companies herein or in any exhibit, certificate or memorandum furnished or to be furnished by The Shelby Companies, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

     2.16 Assets. The Shelby Companies' assets are fully included in Exhibit 2.5 and are not subject to any claims or encumbrances except as indicated in Exhibit 2.5.

     2.17 Material Contracts. The Shelby Companies does not have any material contracts, except as set forth in Exhibit 5.8.

     2.18 Indemnification. The Shelby Companies agrees to indemnify, defend and hold Ginseng harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, or result from (i) any breach by

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The Shelby Companies in performing any of its covenants or agreements under this
Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by The Shelby Companies under this Agreement or (ii) any untrue statement made by The Shelby Companies in this Agreement.

     2.19 Criminal or Civil Acts. For the period of five years prior to the execution of this Agreement, no executive officer, director or principal stockholder of The Shelby Companies has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission or NASD judgment or decree, or is currently the subject to any investigation in connection with a felony crime or Commission or NASD proceeding.

     2.20 Restricted Securities. The Shelby Companies and the Shelby Security Holder, by execution of this Agreement and of Exhibit 1.2, acknowledge that all of the Ginseng Shares issued by Ginseng are restricted securities and none of such securities may be sold or publicly traded except in accordance with the provisions of the Act.

                                   ARTICLE III

                    Representations and Warranties of Ginseng

     Ginseng represents and warrants to The Shelby Companies that:

     3.1 Organization. Ginseng is a corporation duly organized, validly existing and in good standing under the laws of Nevada, has all necessary corporate powers to carry on its business, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

     3.2 Capital. The authorized capital stock of Ginseng consists of 25,000,000 shares of $.001 par value common stock, of which 3,768,000 shares of common stock are presently issued and outstanding. All of Ginseng's outstanding securities are duly and validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating Ginseng to issue or to transfer from treasury any additional shares of its capital stock of any class except 126,800 common stock purchase warrants each of which entitles the holder to purchase one share of common stock at $.055 per share at any time until March 5, 2005.

     3.3 Subsidiaries. Ginseng does not have any subsidiaries or own any interest in any other enterprise.

     3.4 Directors and Officers. The names and titles of the directors and officers of Ginseng are: Harold W. Sciotto, President and Director and Sam H. Sciotto, Secretary, Treasurer and Director.

     3.5 Financial Statements. Exhibit 3.5 hereto consists of the audited financial statements of Ginseng for the year ended December 31, 2002 and the unaudited financial statements of Ginseng for the three months ended March 31, 2003 (the "Ginseng Financial Statements"). The Ginseng Financial Statements have

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


been prepared in accordance with generally accepted accounting principles and practices consistently followed by Ginseng throughout the periods indicated, and fairly present the financial position of Ginseng as of the date of the balance sheets included in the Ginseng Financial Statements and the results of operations for the periods indicated.

     3.6 Absence of Changes. Since March 31, 2003, there has not been any material change in the financial condition or operations of Ginseng, except as contemplated by this Agreement.

     3.7 Absence of Undisclosed Liabilities. As of March 31, 2003, Ginseng did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the Ginseng Financial Statements.

     3.8 Tax Returns. Within the times and in the manner prescribed by law, Ginseng has filed all federal, state and local tax returns required by law and has paid all taxes, assessments, and penalties due and payable.

     3.9 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, Shelby, its legal counsel and accountants shall have the opportunity to meet with Ginseng's accountants and attorneys to discuss the financial condition of Ginseng. Ginseng shall make available to Shelby all books and records of Ginseng.

     3.10 Intellectual Property Rights. Ginseng does not have any patents, trademarks, service marks, trade names, copyrights or other intellectual property rights.

     3.11 Compliance with Laws. Ginseng has complied with, and is not in violation of, applicable federal, state or local statutes, laws or regulations including federal and state securities laws.

     3.12 Litigation. Ginseng is not a defendant in any suit, action, arbitration, or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of Ginseng, threatened against or affecting Ginseng or its business, assets or financial condition. Ginseng is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. Ginseng is not engaged in any material litigation to recover monies due to it.

     3.13 Authority. The Board of Directors of Ginseng has authorized the execution of this Agreement and the transactions contemplated herein, and Ginseng has full power and authority to execute, deliver and perform this Agreement, and this Agreement is the legal, valid and binding obligation of Ginseng, and is enforceable in accordance with its terms and conditions.

     3.14 Ability to Carry Out Obligations. The execution and delivery of this Agreement by Ginseng and the performance by Ginseng of its obligations hereunder will not cause, constitute or conflict with or result in (a) any breach or

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violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw or other agreement or instrument to which Ginseng is a party, or by which it may be bound, nor will any consents or authorization of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Ginseng, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of Ginseng.

     3.15 Full Disclosure. None of the representations and warranties made by Ginseng herein, or in any exhibit, certificate or memorandum furnished or to be furnished by Ginseng or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

     3.16 Assets. Ginseng has no assets and on the Closing Date will have no liabilities.

     3.17 Material Contracts. Ginseng has no material contracts.

     3.18 Indemnification. Ginseng agrees to indemnify, defend and hold The Shelby Companies, its shareholders, officers, directors and employees harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that it shall incur or suffer, which arise out of, or result from (i) any breach by Ginseng in performing any of its covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Ginseng under this Agreement, or (ii) any untrue statement made by Ginseng in this Agreement.

     3.19 Criminal or Civil Acts. For a period of five years prior to the execution of this Agreement, no executive officer, director or principal stockholder of Ginseng has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission or NASD judgment or decree, or is currently the subject to an investigation in connection with any felony crime or Commission or NASD proceeding.

     3.20 Bulletin Board Trading Status. Ginseng shall be in compliance with all requirements for, and its common stock shall be trading freely on, the Electronic Over the Counter Bulletin Board system on the date immediately prior to the Closing, such that the common stock of Ginseng may continue to be so traded without interruption following the Closing.

                                   ARTICLE IV

                       Covenants Prior to the Closing Date

     4.1 Investigative Rights. Prior to the Closing Date, each party shall provide to the other party, and such other party's counsel, accountants, auditors and other authorized representatives, full access during normal

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business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request.

     4.2 Conduct of Business. Prior to the Closing Date, each party shall conduct its business in the normal course and shall not sell, pledge or assign any assets without the prior written approval of the other party, except in the normal course of business. Neither party shall amend its Articles of Incorporation or Bylaws (except as may be described in this Agreement), declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the normal course of business. Neither party shall enter into negotiations with any third party or complete any transaction with a third party involving the sale of any of its assets or the exchange of any of its common stock.

                                    ARTICLE V

                  Conditions Precedent to Ginseng's Performance

     5.1 Conditions. Ginseng's obligations hereunder shall be subject to the satisfaction at or before the Closing of all the conditions set forth in this
Article V. Ginseng may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Ginseng of any other condition of or any of Ginseng's other rights or remedies, at law or in equity, if Shelby shall be in default of any of its representations, warranties or covenants under this Agreement.

     5.2 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by Shelby in this Agreement or in any written statement that shall be delivered to Ginseng by Shelby under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

     5.3 Performance. Shelby shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

     5.4 Absence of Litigation. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Shelby on or before the Closing Date.

     5.5 Officer's Certificate. Shelby shall have delivered to Ginseng a certificate dated the Closing Date signed by the Chief Executive Officer of The Shelby Companies certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in
Article II are true and correct as of the Closing Date.

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     5.6 Payment of Liabilities. On or before the Closing, Ginseng shall have paid all outstanding obligations and liabilities of Ginseng through the Closing Date.

     5.7 Corporate Action. The Shelby Companies shall have obtained the approval of the Shelby Security Holders for the transaction contemplated by this Agreement.

     5.8 Ownership Requirement. On the Closing Date, Shelby shall own 100% of the outstanding common stock of The Shelby Companies.

                                   ARTICLE VI

                  Conditions Precedent to Shelby's Performance

     6.1 Conditions. Shelby's obligations hereunder shall be subject to the satisfaction at or before the Closing of all the conditions set forth in this
Article VI. Shelby may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Shelby of any other condition of or any of Shelby's rights or remedies, at law or in equity, if Ginseng shall be in default of any of its representations, warranties or covenants under this Agreement.

     6.2 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by Ginseng in this Agreement or in any written statement that shall be delivered to Shelby by Ginseng under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

     6.3 Performance. Ginseng shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date, including but not necessarily limited to the delivery to The Shelby Companies and/or the Shelby Security Holder of the following:

     (i) Cash paid to the Shelby Security Holder of U.S. Two Million Dollars ($2,000,000) payable in accordance with the terms and conditions of a secured promissory note all due and payable in no more than six (6) months from the date of this Agreement; and


     6.4 Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Ginseng on or before the Closing Date.

     6.5 Officer's Certificate. Ginseng shall have delivered to Shelby a certificate dated the Closing Date signed by the Chief Executive Officer of Ginseng certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article III are true and correct as of the Closing Date.

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     6.6 Directors of Ginseng. On the Closing Date, the existing Board of
Directors of Ginseng shall elect the directors of The Shelby Companies to Ginseng's Board of Directors and then shall resign as directors.

     6.7 Officers of Ginseng. On the Closing Date, the newly constituted Board of Directors of Ginseng shall elect such officers of Ginseng as they and the Shelby Security Holder shall mutually determine.

     6.8 Corporate Action. On or before the Closing Date, Ginseng will take the corporate action described in Section 1.2, above.

                                   ARTICLE VII

                                     Closing

     7.1 Closing. The Closing of this Agreement shall be held at the offices of Gary A. Agron, Ginseng's counsel, at any mutually agreeable time and date (the "Closing Date") prior to June 30, 2003, unless extended by mutual agreement. At the Closing:

     (a) Shelby shall deliver to Ginseng copies of Exhibit 1.2 executed by all of the Shelby Security Holders together with certificates representing all outstanding Shelby securities duly endorsed to Ginseng;

     (b) Ginseng shall deliver to the Shelby Security Holders 9,087,866 shares of Ginseng's common stock, for which the Shelby Shares have been exchanged, pursuant to the computations set forth in Exhibit 1.1 hereto;

     (c)  Ginseng shall deliver (i) the officer's certificate described in
          Section 6.5 and (ii) a signed consent and/or minutes of its directors approving this Agreement and each matter to be approved under this Agreement;

     (d) Ginseng shall have delivered to the Shelby Security Holder the U.S. $2 million promissory note required by Paragraphs 1.1 and 6.3(i), above;

     (e)  Shelby shall deliver (i) the officer's certificate described in
          Section 5.5 and (ii) a signed consent and/or minutes of its shareholders and directors approving this Agreement and each matter to be approved under this Agreement.

                                  ARTICLE VIII

                    Covenants Subsequent to the Closing Date

    8.1 Registration and Listing. Following the Closing Date, Ginseng shall:

     (a) Continue Ginseng's common stock listing on the Electronic Over the Counter Bulletin Board system;

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     (b)  List Ginseng's securities in Standard & Poor's OTC or Corporate
          Manual; and

     (c) Develop a corporate relations and investor relations program including creating a corporate communications Web site and engaging appropriate public relations and investor relations firms to communicate its corporate operations and investment opportunities; and

     (d) Use its best efforts to invest or cause to be invested into the Shelby Companies sufficient paid in capital to meet the working capital and other reasonable financial needs and requirements of said companies so as to meet the business goals and objectives of the Shelby Companies.

                                   ARTICLE IX

                                  Miscellaneous

     9.1 Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

     9.2 No Oral Change. This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

     9.3 Non-Waiver. The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions. No waiver by any party of one breach by another party shall be construed as a waiver with respect to any other subsequent breach.

     9.4 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

     9.5 Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto and supersedes all prior agreements and understandings.

     9.6 Choice of Law/Forum. This Agreement and its application shall be governed by the laws of the state of California, and the forum for any dispute arising from or related to this Agreement shall be the state or federal courts of the County of Los Angeles, State of California.

     9.7 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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     9.8 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:



         Ginseng:
         --------
                              Ginseng Forest, Inc.
                           3812 North Gallatin Street
                               Mesa, Arizona 85215
                       Attn: Harold W. Sciotto, President

         Shelby:
         -------
                         Carroll Shelby Licensing, Inc.
                       11150 W. Olympic Blvd., Suite 1050
                           Los Angeles, CA 90064-1817
                  Attn: Carroll Shelby, Chief Executive Officer

                                 With a Copy To:
                             M. Neil Cummings, Esq.
                       M. Neil Cummings & Associates, APLC
                       11150 W. Olympic Blvd., Suite 1050
                           Los Angeles, CA 90064-1817

     9.9 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

     9.10 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

     9.11 Finders. There are no finders in connection with this transaction.

     9.12 Announcements. The parties will consult and cooperate with each other as to the timing and content of any public announcements regarding this Agreement.

     9.13 Expenses. Each party will bear their own expenses incurred in connection with this Agreement.

     9.14 Survival of Representations and Warranties. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion or other writing providing for in it, shall survive the Closing.

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     9.15 Exhibits. As of the execution hereof, the parties have provided each other with the Exhibits described herein. Any material changes to the Exhibits shall be immediately disclosed to the other party.

     9.16 Legal Counsel. Ginseng has been represented by Gary A. Agron, Esq. in connection with this Agreement and M. Neil Cummings, Esq., of M. Neil Cummings & Associates, APLC has represented The Shelby Companies and Shelby Security Holder.





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


     In witness whereof, the parties have executed this Agreement on the date indicated above.




GINSENG FOREST, INC.                           CARROLL SHELBY LICENSING, INC.



By:                                            By:
    ----------------------------                  ------------------------------
    Harold W. Sciotto, President                  Carroll Shelby, Chief
                                                  Executive Officer


JOHN CATHCART                                  SHELBY AUTOMOBILES, INC.



By:                                            By:
   -----------------------------                  ------------------------------
   John Cathcart                                  Carroll Shelby, President


                                               CARROLL SHELBY, TRUSTEE OF THE
                                               CARROLL HALL SHELBY TRUST



                                               By:
                                                  ------------------------------
                                                  Carroll Shelby


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